TREND AGGREGATION CONSERVATIVE ETF

TACE

(a series of Collaborative Investment Series Trust)

Supplement dated April 15, 2021 to the

Statement of Additional Information (“SAI”) dated September 21, 2020, as previously supplemented.

The following supersedes any contrary information contained in any current SAI

The following is added to the “TYPES OF INVESTMENTS” section of the Fund’s Statement of Additional Information.

Special Purpose Acquisition Companies

The Fund may invest in Special Purpose Acquisition Companies (“SPACs”) or companies that have completed a business combination transaction with a SPAC within the last two years. SPACs are companies may be unseasoned and lack a trading or operational history, a track record of reporting to investors, and widely available research coverage. Public stockholders of SPACs may not be afforded a meaningful opportunity to vote on a proposed initial business combination because certain stockholders, including stockholders affiliated with the management of the SPAC, may have sufficient voting power, and a financial incentive, to approve such a transaction without support from public stockholders. As a result, a SPAC may complete a business combination even though a majority of its public stockholders do not support such a combination.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated September 21, 2020 for the Fund, which provides information that you should know about the Fund before investing and should be retained for future references. These documents are available upon request and without charge by calling (866) 904-0406.